UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 4, 2025

CSW INDUSTRIALS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSW	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

On November 4, 2025, CSW Industrials, Inc., a Delaware corporation ("CSW" or the "Company"), filed a Current Report on Form 8-K (the "Initial Form 8-K") to announce the purchase of all of the issued and outstanding shares of common stock of Dusk Acquisition Corporation, a Delaware corporation (“Dusk”), and its wholly owned subsidiaries, Motors & Armatures, LLC, a Delaware limited liability company, and HVAC South, LLC, a Delaware limited liability company (collectively, “MARS Parts”), pursuant to a Stock Purchase Agreement, dated October 1, 2025, by and between RectorSeal, LLC, a Delaware limited liability company and wholly owned subsidiary of CSW and Dusk Intermediate Holdings II, LLC.

This Current Report on Form 8-K/A amends and supplements the Initial Form 8-K, solely to provide the financial statements and pro forma financial information relating to the acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K. This amendment report does not include other updates or amendments to the Initial Form 8-K. The pro forma financial information included in this amendment has been presented for illustrative purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and MARS Parts would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future financial results and results of operations that the combined company may achieve after completion of the acquisition. In addition, the fair value assessments presented in the pro forma financial information are the preliminary assessments as the purchase accounting has not yet been finalized, and are based upon available information and certain assumptions, which the Company believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the unaudited pro forma combined financial statements.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of MARS Parts as of and for the nine months ended September 30, 2025 are attached thereto as Exhibit 99.1 and are incorporated by reference in this Item 9.01(a). Pursuant to Rule 3-06 of Regulation S-X, the Company used an audited period between nine to twelve months (i.e., the period from January 1, 2025 through September 30, 2025) to satisfy the requirement to provide one year of historical audited financial statements of MARS Parts.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Company as of September 30, 2025, and the unaudited pro forma combined statement of operations of the Company for the six months ended September 30, 2025 and the fiscal year ended March 31, 2025, including the related notes thereto, giving effect to the MARS Parts acquisition are filed herewith as Exhibit 99.2 and are incorporated by reference in this Item 9.01(b). The unaudited pro forma financial information gives effect to the MARS Parts acquisition on the basis of, and subject to, the assumptions set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit Number	Exhibit Description
23.1	Consent of Grant Thornton LLP
99.1	Audited consolidated financial statements of MARS Parts as of and for the nine months ended September 30, 2025
99.2	Unaudited pro forma combined statements of operations of the Company for the six months ended September 30, 2025 and the fiscal year ended March 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2026	CSW INDUSTRIALS, INC.

	By:	/s/ James E. Perry

	Name:	James E. Perry
	Title:	Executive Vice President, Chief Financial Officer